Exhibit 10.18

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

LEASE AGREEMENT

This AGREEMENT TO LEASE (hereinafter called “Agreement”) is executed at Bangalore on the 14th day of July 2006 at Bangalore.

BYIBC Knowledge Park Pvt. Ltd., a Company Registered under the Indian Companies Act, 1956, having its office at “Diamond District Penthouse (B9) Corporate Tower B, 150, Airport Road, Bangalore – 560 008, represented by its Managing Director, Mr. Yunus Zia, authorized under Board Resolution dated 24th July 2003, hereinafter called the LESSOR (which expression shall, unless repugnant to the context, mean and include, successors, administrators and assigns) of the FIRST PART.

BETWEEN

SiRF Technology (India) Private Limited, a Company registered under the Indian Companies Act, 1956, having its registered office at, 309, Kale Ram Chamber, #2, East Guru Angad Nagat, Delhi – 110 092 India which is the wholly owned subsidiary of SiRF Technology Holdings Inc., #148, East Brokaw Road, San Jose, CA 95112, USA, represented by its Managing Director, Ashutosh Pande, authorized under Board Resolution dated 14th July 2006, hereinafter called the LESSEE (which expression shall, unless repugnant to the context, mean and include, successors, administrators and assigns) of the OTHER PART.

The LESSOR and the LESSEE are collectively referred to as the “Parties” and individually as a “Party”.

THIS AGREEMENT TO LEASE WITNESSETH AS FOLLOWS:

WHEREAS Impulsesoft Private Limited had entered and executed a Letter of Intent dated May 2nd 2006 with the LESSOR herein and later entered and executed a Lease agreement dated June 16, 2006 with the LESSOR herein for Lease of the Schedule ‘B’ Property for a period of five (5) years. Subsequently the LESSEE herein has taken over the said Impulsesoft Private Limited through 100% share purchase. Hence this Agreement of Lease is entered into between the LESSOR and the LESSEE.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

WHEREAS the immovable property bearing No.4/1, Bannerghatta Road, having an extent of 13 Acres 13 Guntas, approximately 53,974.73 sq.mts. is absolutely owned by Bangalore Housing Development and Investments (BHDI) having purchased the same under a registered Sale Deed dated 29th September, 1986 and registered with the Sub Registrar of Assurances as Document No.1406 / 86-87 in Book No. I, Volume 1033 Page 147/160, and an error in the said Sale Deed was rectified in terms of a Rectification Deed dated 02/03/2001 registered as Document No.4641/2000-2001 in Book-I, Volume-2338 at Pages 61 to 64 in the Office of the Sub-Registrar, Jayanagar, Bangalore, the said property is more fully described in the Schedule enclosed to this Agreement and hereinafter for the sake of brevity called SCHEDULE ‘A’ PROPERTY.

WHEREAS the aforesaid BHDI subsequent to acquisition of the Schedule A Property is in peaceful possession of the same and is paying the property tax regularly and is entitled to deal with the same as it deems fit.

WHEREAS BHDI entrusted the Schedule ‘A’ Property consisting of vacant land to the Builder above named in terms of a Development Agreement dated 01/07/2002 read with a Registered Power of Attorney issued in favour of the Managing Director of the LESSOR on 03/07/2002, which was registered duly with the Sub-Registrar, Jayanagar, Bangalore, as Document No.117 in Book-IV and stored in C.D.No.14 in which BHDI have authorized the attorney to do all necessary things connected with Development of the Schedule ‘A’ Property mentioned herein and further to put up construction over the same after obtaining necessary approvals, sanctions from the statutory authorities.

WHEREAS subsequently BHDI to confirm the above matter has executed a Registered Development Agreement dated 26th December 2003 with the LESSOR herein which is registered as Document No.5167/2003-2004 in Book-I and stored in C.D.No.JAYD4, in the Office of the Sub-Registrar, Jayanagar, Bangalore, on such terms and conditions agreed between them and most specifically authorizing the LESSOR to develop the same and construct thereon the multistoried commercial space comprising of several blocks of buildings after obtaining necessary sanctions and approvals from Bangalore Mahanagara Palike and other Statutory Authorities.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

WHEREAS the LESSOR who is having experience in the field of development and construction of multistoried building in and around Bangalore has agreed under the aforesaid Development Agreement executed with BHDI to develop Schedule A Property and construct commercial office spaces, car parks, after obtaining sanctions and approvals and further in accordance with the said agreement, the LESSOR has agreed to deliver 31% of the super built up area together with the car park areas, terrace areas, and also the proportionate rights and ownership in the undivided share in the Schedule A Property which is identified with the said percentage of super built up area to BHDI.

WHEREAS the LESSOR in consideration of delivery of 31% of the super built up area together with the car park areas, terrace areas, and also the proportionate rights and ownership in the undivided share in the Schedule A Property is entitled to retain the balance 69% of the constructed area with car park areas, terrace areas, and also the proportionate rights and ownership in the undivided share in the Schedule A Property.

WHEREAS subsequently the aforesaid BHDI has issued a certificate dated 17th September 2005 confirming that 31% of super built up has been identified in Tower A and Tower B devolving to its share on its compliance as per the terms of the Registered Joint Development Agreement dated 26th December 2003 and further BHDI has confirmed that the balance 69% of the constructed area devolving to IBC Knowledge Park Pvt. Ltd., together with car park area, terrace areas and also the proportionate rights and ownership in the undivided share in the Schedule A Property.

WHEREAS the LESSOR in pursuance of the aforesaid development agreement and the Power of Attorney has obtained at its cost and expenses necessary sanction of plan for putting up the construction from Bangalore Mahanagara Palike Vide L.P.No.324/2000-2001, dated 14th August 2002 and has commenced construction over the SCHEDULE A PROPERTY and completed a portion of the same in the building complex popularly known as “IBC KNOWLEDGE PARK”.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

WHEREAS the BHDI and the LESSOR have earmarked their share of the aforesaid area and accordingly LESSOR represents that the Block C comprising of Two Basement + Ground +13 upper floors with basement car parks together with the proportionate right in undivided share in land and rights in common area have devolved to the share of the LESSOR and is entitled to deal with same as it deems fit and BHDI has issued its no objections for the LESSOR in respect of the same.

WHEREAS the LESSEE who is engaged in the business of carrying on software business has identified Level 9 Office (10th Floor) measuring 26,223 Sq.Ft. in Block C Building, of IBC Knowledge Park being constructed over the Schedule A Property, which for the sake of brevity herein called SCHEDULE B PROPERTY for the purpose of locating its office and accordingly has requested the LESSOR to give on lease the aforesaid office space together with undivided share in land identified with said space and [50] Nos. of Car Park area and right in the common area of the Block C.

WHEREAS the LESSOR has agreed to lease out the portion measuring 26,223 sqft more fully described in the Schedule B Property to the LESSEE, being the property allotted to the LESSOR on the balance 69% of the constructed area with car park areas, terrace areas, and also the proportionate rights and ownership in the undivided share in the Schedule A Property. The LESSOR having accepted the offer of the LESSEE to lease the aforesaid area on the terms and conditions agreed herein under has come forward in leasing the same in favour of the LESSEE.

WHEREAS the Parties have agreed to reduce their terms and conditions in writing and accordingly execute this Agreement.

NOW IN CONSIDERATION OF THE FOREGOING AND MUTUAL OBLIGATION TO BE PERFORMED BETWEEN THE LESSOR AND THE LESSEE IN RESPECT OF LEASING OF THE SCHEDULE ‘B’ PROPERTY, THE PARTIES DO HEREBY AGREE ON THE FOLLOWING TERMS AND CONDITIONS WHICH SHALL BE ONLY BINDING FOR THE PURPOSE OF THIS LEASE.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

DEFINITION:

Unless the context herein otherwise provides, the following terms shall have the meanings assigned thereto:

“Commencement Date” shall mean 21 June, 2006

1.	UNDERSTANDING OF THE PARTIES:

In consideration of the rent herein reserved and of the covenants on the part of the LESSEE to be performed and observed, the LESSOR hereby agree to grant and lease unto the LESSEE, and the LESSEE hereby agree to take on lease the SCHEDULE B PROPERTY (hereinafter referred to as Demised Premises) which being the commercial office space measuring 26,223 sqft (subject to actual joint measurement) situated in the Level 9 Office [10th floor] of the building in the manner stated herein below, subject to the construction is accordance with the sanctioned plan, of Tower C and with 50 Nos. of Car Parks in the surface/basement together with casements, rights and advantages appurtenant thereof and right of use and enjoyment of common areas of Tower C which is more fully stated in the Schedule to this Agreement, subject to the terms and conditions contained herein.

The Lessor shall have the building which houses the Demised Premises constructed in accordance with specifications listed in Annexurea hereto in accordance with all laws governing construction of the buildings and after duly obtaining sanctions, permissions required there under.

The construction of that portion of the building Level 9 Office (i.e. 10th Floor of the Schedule A Property) which is proposed to be used as office area, referred to as a “Bare Shell” as defined herein below), is ready and fit for occupation and the LESSEE, its agents/ and specified person/s shall be permitted to carry out the fitting out of the Bare Shell as may be required by the LESSEE. However it is agreed and confirmed by the parties that such permission granted by the LESSOR shall not construe as delivery of possession to the LESSEE contemplating part performance under the transfer of property act.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

In this Agreement, “Bare Shell’ means-

(a)	concrete structure;

(b)	plastered walls;

(c)	fire retardant fire doors for stair cases, fire detection system and general fire safety compliance of the structure as per NBC norms;

(d)	Power from BESCOM/Captive Power will be provided at one point in the Level 9 Office (i.e. 10th Floor of the Schedule B Property); and

(e)	DG sets for back up power supply for common facilities of Block ‘C’

(f)	Provision for toilets will be made by the LESSOR and finishes of the same shall be part of interior fit outs by the client at its cost and expenses.

Power from BESCOM/Captive Power with DG back up (N+1 formula) will be provided by the Lessor in the Demised Premises as per clause 5.1 mentioned herein below,

1.1A.	SCHEDULE OF DELIVERY OF DEMISED PREMISES:

The Lessor shall hand over the Demised Premises on execution of this Agreement to Lease or as per mutual agreement.

1.1B	PLINTH AREA:

[(Actual Plinth Area + (27% of Actual Plinth Area)) (“The actual plinth area to the super built up area shall be 100 is to 127 i.e. 27 sqft is added to every 100 sqft of plinth area to achieve 78.74% efficiency”) (say 79%). The parties shall carry out a joint measurement of the Demised Premises prior to the execution of the Lease Deed to ascertain the exact area of the Demised Premises to be taken on lease.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

2)	LEASE DURATION:

The parties in good faith agree that notwithstanding the date on which this Agreement or the subsequent Lease Deed is executed, the lease commencement date shall be 21st June 2006, subject to the LESSOR delivering the Demised Premises to the LESSEE for carrying necessary works relating to fixtures, fittings and other related works. The date of commencement of lease shall hereinafter be called as “Commencement Date” and the lease shall be for a period of 5 years and shall be in force initially for a period of 3 (Three) years (Initial Term/Lock-In) save and except escalation in monthly rentals of 18% every 3 (Three) years with effect from the expiry of 3 (Three) years from the Commencement Date and shall be renewed at the option of the LESSEE for 2 (Two) further periods of 3 (Three) Years consecutively by execution of fresh registered Lease Deed at every time of renewal.

It is further agreed by the parties that the LESSEE shall not be entitled during the first term of lease to terminate the same unless there is a breach in the terms of the lease on part of the LESSOR, which has not been rectified with 30 days.

3.	RENTALS:

3.1	The monthly lease rent payable by the LESSEE during the first term of three years for lease of Demised Premises shall be Rs.9,44,028/- (Rupees Nine Lakhs Forty Four Thousand and Twenty Eight Only) per month calculated at the rate of Rs.36/-per Sq. Ft (Rupees Thirty Six Only) for the total area of 26,223 Sq.Ft (subject to actual joint measurement). The monthly lease rent shall be enhanced at the end of three years by 18% to Rs.11,13,953/- (Rupees Eleven Lakhs Thirteen Thousand, Nine Hundred and Fifty Three Only), subject to the lease being renewed by the LESSEE on expiry of Initial Term of the lease and the said escalated monthly rentals shall be paid by the LESSEE as hereinafter said.

3.2	The LESSEE shall pay the said monthly lease rentals to the LESSOR on or before 5th day of each month in advance.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

3.3	RENTALS FOR CAR PARK: The LESSOR shall for the entire Lease term provide the LESSEE 50 earmarked Car Parks space in the basement/surface in the Demised Premises @ Rs.1,750/- per Car Park slot per month. However, the rent payable for the allotted 50 car parks shall be payable from July 5, 2006. The LESSOR grants the LESSEE the option to take on lease, additional car parks in excess of 50 car parks, subject to the LESSEE paying a monthly rent of Rs.1,750/- (Rupees one thousand seven hundred fifty Only) per additional car park to the LESSOR. Obligation of providing the additional car park on part of the LESSOR is subject to its availability and the LESSEE making a written request in this regard by issuing a written notice. The allotted car park under this agreement is enclosed to this Agreement as Annexure 2.

3.4	The LESSEE shall be entitled to deduct tax at source as per the rates specified under the Income Tax Act, 1961 and other applicable laws and shall issue the Tax Deduction at Source Certificate to the LESSOR within the period prescribed under the above Act.

3.5	If the lease is renewed in the manner set out in clause 3.1, the LESSEE shall be entitled to the use of the aforesaid car parks for such additional Lease term as agreed in clause 3.3 subject to payment of monthly lease rentals.

3.6	All payments under this Agreement shall be made by cheque/bank draft/s payable in Bangalore, in favour of the LESSOR and shall be delivered to the LESSOR at its address mentioned above in person or by courier/registered post acknowledgement due. The LESSOR shall issue receipts for such payment by the LESSEE. In the event the LESSOR has not for any reason whatsoever received the rentals in respect of any given month within the period mentioned in the aforesaid Clause 3, the LESSOR shall inform the LESSEE, in writing or in person of such non-receipt, not later than ten (10) days from the date on which such rental was due. The LESSEE shall immediately upon receipt of such notice forthwith pay the rent for such month together with interest for everyday of delay calculated @ 12% per annum. In the event of non-payment of the monthly lease rent by the LESSEE together with interest for a period of sixty (60) days in aggregate, in spite of notice having been served by the LESSOR in terms hereof, such non-payment by the LESSEE shall amount to breach of the terms of this Deed of Lease and necessary acts relating to termination of this Deed of Lease shall follow at the option of the LESSOR as mentioned hereinafter.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

4)	SECURITY DEPOSIT:

1	In consideration of the LESSOR agreeing to grant to the LESSEE, lease of the Demised Premises, and LESSEE in assurance of its due performance in taking delivery of the Demised Premises completed in the manner stated above and further agreeing to comply with the terms and conditions of this Lease Agreement, Impulsesoft Private Limited has paid the LESSOR herein an interest free refundable security deposit being an amount of Rs. 1,13,28,336/- (Rupees One Crore Thirteen Lakhs Twenty Eight Thousand Three Hundred and Thirty Six only) (“Security Deposit”) in the following manner

2	Rs.28,63,728/- (Rupees Twenty Eight Lakh Sixty Three Thousand Seven Hundred and Twenty Eight only) on execution of Letter of Intent with Impulsesoft Private Limited.

3	Rs.28,21,536/- (Rupees Twenty Eight Lakh Twenty One Thousand Five Hundred and Thirty Six only) on execution of Lease Agreement with Impulsesoft Private Limited.

4	Rs.56,43,072/- (Rupees Fifty Six Lakh Forty Three Thousand and Seventy Two only) paid at the time of taking the possession of the premises by Impulsesoft for carrying out interiors by the Impulsesoft.

The LESSOR has issued valid receipt for accepting the Security Deposit.

For the purpose of clarity the LESSOR, the LESSEE and Impulsesoft Private Limited acknowledge and agree that the Security Deposit shall be refunded in its entirety to the LESSEE herein, subject to the LESSEE having made all payments towards monthly rentals, electricity, maintenance, car parking rent, etc., including which remain unpaid by the LESSEE for carrying on its business within the SCHEDULE B PROPERTY to any statutory authorities, viz., BESCOM, BWSSB, Telephone, Pollution Control Board, Fire Force Department etc.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

In the event, the LESSOR fails to refund the Security Deposit upon expiry or earlier termination of the lease and simultaneously with the LESSEE surrendering peaceful vacant physical possession of the Demised Premises, duly debonded with copies of certificates from STPI and Customs, the LESSOR shall be liable to refund the Security Deposit amount together with interest @ 12% per annum to be calculated from the date the amounts become due till the date of actual refund. Further upon termination of this Agreement or the Lease Deed to be executed pursuant to this Agreement for any reason whatsoever, the LESSEE shall be entitled to peaceful possession of the Demised Premises, without payment of any Rent or other charges, until the Security Deposit, interest thereon and all other dues to the LESSEE are refunded, in full, by the Lessor.

Similarly, in the event LESSEE fails to handover the Schedule Property duly debonded on expiration or earlier proper termination of the Term on LESSOR notifying LESSEE of LESSOR’s readiness to refund the Security Deposit, after adjusting any lawful deductions i.e. Rent, maintenance, electrical charges, LESSOR shall be entitled to twice the amount of daily Rent for every day of delay in handing over possession of the Schedule Property. However, the Lessor reserves the right to receive rent till the date of debonding of the Demised Premises and further be compensated for the damages and losses incurred at the time of removal of the LESSEE’S equipments except normal wear and tear.

5)	COVENANTS OF THE LESSEE:

5.1	ELECTRICITY CHARGES:

The LESSOR agrees and undertakes to provide 100KVA power load with 100% DG back up power (N+1 Module) to the SCHEDULE B PROPERTY and shall ensure regular supply of electricity and DG power at one point at Level 9 Office (i.e. 10th Floor of the Schedule B Property). LESSEE is obligated to make all such arrangements at its cost and expenses from the aforementioned point for distribution of electricity within the Level 9 Office (i.e. 10th Floor of the Schedule B Property) and also to maintain the installation and maintenance of the Electrical Panels/infrastructure at its cost and expenses.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

LESSEE in consideration of obtaining 100KVA power connected to the Schedule B Property through BESCOM/DG Power/Captive Power Plant, shall pay refundable amount of Rs.12,50,000/- (hereinafter called Initial Power Deposit) calculated @ Rs.12,500/- per KVA to the LESSOR on date of handover of the premises for its operation.

In case the LESSEE’s business operations require a power load greater than 100 KVA, the LESSOR shall, upon the LESSEE’S request, subject to availability and making payment (Additional Power Deposit) at the above rate per KVA shall make available the additional load with 100% DG back up to the SCHEDULE B PROPERTY. The rate of Rs.12,500/- per KVA is applicable for the first 3 years of lease period and any requirement of power thereafter shall be made available by the LESSOR subject to LESSEE making payment at the prevailing rate made known by the LESSOR as on the date of request.

The LESSOR shall refund the complete Initial Power Deposit and Additional Power Deposit without interest on expiry or earlier termination of Lease. In the event, the LESSOR fails to refund the Power Deposit amount upon expiry or earlier termination of the lease, the LESSOR shall be liable to refund the Power Deposit together with interest @ 12% per annum to be calculated from the date the amounts become due till the date of actual refund.

The LESSEE shall be responsible for payment of all the electricity charges for the power generated and supplied by the LESSOR/BESCOM for LESSEE’s use and the LESSEE agrees to pay the monthly consumption & demand charges from the Commencement Date of this lease in respect of the actual usage (as recorded in the separate sub-meter) as per the invoice raised by the LESSOR/BESCOM. Currently the LESSOR/BESCOM is charging Rs. 7.00 per unit for both raw power and DG power and a demand charge of Rs. 200/- per KVA per month. The LESSEE agrees to pay the same and further the LESSEE shall pay any revision in the above rates and charges from time to time to the LESSOR.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

5.2	ELECTRICAL AND TELECOMMUNICATION WIRING AND PIPING:

The LESSEE shall be entitled to install electronic and electrical equipment, computers, servers, air-conditioners, power generator sets, telecommunication, data and/or video communication lines for undertaking its activities in the Demised Premises. Further, LESSEE is entitled to carry on plumbing/chilled water piping through any void, internal walls for the rooms, toilets, toilet fixtures and fittings, duct or passage way including but not limited to the false ceiling, ventilator shafts or other internal passage way or externally along the walls of the Demised Premises or of the common areas or along the exterior walls of the building under prior intimation to the LESSOR without damaging the structure of the Demised Premises and in harmony with the other occupants.

5.3	ALTERATIONS:

The LESSEE shall be entitled to carry out any minor alterations to the Demised Premises. The LESSEE shall take due care not to damage the main structure of the building while erecting or dismantling such partition and/or construction. In the event any such damage occurs, not being damage arising out of normal wear and tear, the LESSEE shall pay to the LESSOR all reasonable cost for the repair of the damage or repair the damage, at its cost. The LESSEE shall not be required to pay any additional amount by way of rentals or any other amounts in connection with the installation of the generators, air-conditioners or other auxiliary equipment in the Demised Premises.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

6)	MAINTENANCE:

The LESSEE shall be responsible for the day-to-day maintenance of the Demised Premises (excluding, for the avoidance of all doubts, the common areas like lobbies, elevators, terraces, etc., more particularly described in Annexure 3) including all Amenities installed by the LESSEE therein. The LESSOR shall be responsible for the maintenance of the building and all other “common areas as herein before defined in this clause. LESSEE shall pay a sum of Rs.1,18,004/- (Rupees One lakh eighteen thousand and four only) every month from the Start of operation. The sum calculated at the rate of Rs.4.50 per sq. ft of 26,223 sqft (subject to actual joint measurement) to the LESSOR towards maintenance charges. The parties do hereby confirm that the maintenance charges paid by the LESSEE is towards reimbursement of the expenses already incurred by the LESSOR. The abovementioned maintenance charges will be revised upon expiry of 3rd year at the option of the LESSOR and accordingly the LESSOR shall intimate the LESSEE of such revision in the maintenance charges. However, it is agreed between the parties that at any time the maintenance charges after such revision shall always be uniform for all other LESSEE’s / occupants in SCHEDULE A.

7)	SIGNAGE:

LESSEE shall be entitled to erect and display a sign-board or other signage of appropriate size approved by the LESSOR at Level 9 Office floor (10th Floor) entrance near the lift lobby of Tower-’C’. The LESSEE shall also be entitled to put suitable approved signage at the common building directory of Tower ‘C’. LESSOR shall provide LESSEE signage of appropriate size to have prominence of their brand in the park. LESSEE shall however keep in mind the aesthetic view of the Building and the interests of the other tenants of the IBC Knowledge Park.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

8)	USE OF THE DEMISED PREMISES:

The LESSEE shall use the Demised Premises for office purposes only for carrying and conducting its business and related services after obtaining requisite approvals, sanctions, licenses, permission from the prescribed authorities and shall not use the same for any other purposes or permit the use of the Demised Premises for any unlawful purpose or any purpose likely to endanger the building. The LESSEE also agrees that in the course of usage of the Demised Premises, the LESSEE, its agents, servants, employees, subcontractors etc., shall not act in a manner which may cause any nuisance, annoyance or obstructions to the occupants of other portions of the building constructed over Demised Premises and the facilities, amenities such as lifts, common passages, staircases, basement, terrace area etc., provided therein.

9)	APPROVAL AND CLEARANCES:

The sole responsibility and risk of getting clearances, NOC, Licence, certificate/approvals from various Departments pertaining to the business carried on within the Demised Premises shall be that of the LESSEE and the LESSEE shall under no circumstance stop payment of rent on account of non securing of licence and permission from various Departments, Authorities/Government or such other Departments.

Any non-compliance of rules and regulations in carrying on the business by the LESSEE and the actions arising out of the same shall be taken care by the LESSEE at its cost and expenses and the LESSOR shall not be liable for the same.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

10)	SUB-LEASE:

LESSEE shall be entitled to sub-let or under-let the entire Demised Premises or any portion thereof to any of its subsidiaries, group companies, affiliates, successors or assignees when there is a change of control under written intimation to the LESSOR.

LESSEE shall be entitled to sub-let or under-let the entire Demised Premises or any portion thereof to any other companies / entities, third party subject to the prior written approval of the LESSOR, which shall not be withheld unreasonably.

In the event of sub letting or under letting as above, the LESSEE affirms that all obligations agreed to be performed by the LESSEE under this Lease shall always remain that of the LESSEE. It is agreed between the parties that in the event of such sub-leasing, the Sub-LESSEE shall not be entitled to use the car park area/power connection in excess of the LESSEE’s entitlement agreed to be granted under this Agreement or otherwise agreed between the Parties.

11)	COVENANTS OF THE LESSOR:

11.1	PEACEFUL POSSESSION:

On the LESSEE paying the rents hereby agreed to be paid and all such amounts agreed to be paid to the LESSOR are paid and the LESSEE observing and performing the several covenants and conditions agreed upon, the LESSEE shall peacefully hold and occupy the Demised Premises from the date of delivery of possession during the period of lease on all 365 days in a year and 24 hours till the expiry of the lease term or any extended period thereof or earlier termination as provided herein without any let, hindrance, interruption or disturbance by the LESSOR or any person claiming under or in trust for the LESSOR. The LESSOR represents and warrants that the LESSOR is in possession of the Demised Premises. Further, the LESSOR represents that there are no charges, claims, negative covenants, attachments, encumbrances, acquisition proceedings, any threatened proceedings or similar nature or obligations in respect of the Demised Premises or anything which may be an impediment or bar affecting the free and vacant possession and use of the Demised Premises by the LESSEE.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

All permissions necessary for the occupation and use of the Demised Premises have been obtained and that the Demised Premises can be legally used and occupied on before the Lease Commencement Date. The Lessor shall furnish copy of the Occupation Certificate on or before Lessee’s operations issued by City Municipal Corporation, Bangalore.

LESSOR also represents that no agreements or interest has been created in respect of the Demised Premises in favour of the third parties other than executing this Agreement. The LESSOR acknowledges that the LESSEE has entered into this Agreement relying solely on the aforesaid representation.

11.2	PAYMENT OF TAX AND OTHER OUTGOINGS:

The LESSOR shall pay all current and future municipal taxes and any other outgoings, charges, ceases, dues or impositions that may be levied in respect of the Demised Premises by the Bangalore Mahanagara Palike, the Government of Karnataka or the Central Government or any other Public Body or Authority.

11.3	INSURANCE:

The LESSOR shall at all times during the period of lease and every renewal thereafter insure and keep insured the building and more particularly the Demised Premises against structural damage, damage by fire, earthquake, riots and other risks at their own cost and expenses as well as the furnishing carried out by the LESSOR.

The LESSEE shall obtain separate insurance cover for all the equipment, temporary constructions, fittings and fixtures and other property owned by the LESSEE within the Demised Premises during the subsistence of the lease period.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

11.4	REPAIRS AND MAINTENANCE:

The LESSOR shall upon receipt of notice from the LESSEE carry out all major repairs, which are attributable to structural defects in the Demised Premises. In the event of the LESSOR fails to do so, notwithstanding any law for the time being in force, the LESSEE shall be at liberty to carry out such repairs and all such costs incurred therefore shall be to the account of the LESSOR and shall be deducted from the monthly rents. The LESSEE shall be responsible for the day-to-day maintenance of the Demised Premises as provided under clause 6.1 above.

The LESSOR shall ensure that the building, basement and areas surrounding the Demised Premises including common passage, staircase, terrace, lifts etc., are maintained at its cost in a state of good repair. The LESSOR shall carry out at its expense all the works of external maintenance of common areas and shall be responsible for painting the exterior of the building complex once in every 5 (five) years.

All minor repairs to the Demised Premises (those which relate to tenant improvements and which the LESSEE has installed at its own cost and expense and not including anything installed, erected or constructed by the LESSOR) shall be carried out by the LESSEE at its own cost and expense.

11.5	ACCESS:

The LESSEE, its agents, representatives, employees and guests shall have unimpaired access to and use of the Demised Premises at all times, during the day or the night for all the 365 days that is 24 hours seven days a week basis of the year during the entire term of the lease, including access to the parking spaces and common areas connected with the Schedule Premises.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

11.6	TRANSFER OF PREMISES/ATTORNMENT:

The LESSOR undertakes that in the event the Demised Premises is sold, transferred, mortgaged or conveyed to any third party by the LESSOR, the LESSOR shall stipulate with such third party purchaser that the transfer will be fully subject to this Agreement or any Deeds executed between the LESSOR and the LESSEE. The LESSOR further agrees to ensure that the Transfer Deed executed by them carries a covenant obligating the third party purchaser to acknowledge and accept the LESSEE as its own LESSEE on the same terms and conditions of this Agreement and they shall be responsible for refund of the Security Deposit in terms hereof. The LESSOR shall ensure that the rights of the LESSEE under this Agreement are not adversely affected or curtailed by virtue of such transfer.

11.7	INDEMNIFICATION:

LESSOR do hereby represent and confirm that the Demised Premises which is being leased under this Agreement is the portion of the immovable property devolving to its share under the Registered Joint Development Agreement dated 26-12-2003 and the LESSOR has not created any encumbrances, lien, charges, over the Demised Premises by way of mortgage, sale etc., nor the LESSOR either individually on its own or jointly with the BHDI have executed any agreement with third parties agree to sell/transfer/mortgage the Demised Premises and the said Demised Premises is free from all types of claims, actions and the constructions which is being put up is in accordance with the sanctioned plan and the license issued by Bangalore Mahanagara Palike (BMP) and there are no proceedings initiated by BMP or any statutory authorities either State/Central against the Demised Premises or it has not been a subject matter of litigation, attachment and the same is entitled to be leased by the LESSOR and the marketable title of the Demised Premises is clear.

In the event of any claim or action or proceedings were to be initiated against the Demised Premises thereby the occupation and the use of the Demised Premises in the hands of the LESSEE is being curtailed or restricted or prohibited and due to such happening the LESSEE is unable to carry on its business within the Demised Premises and there being threat of dispossession, the LESSOR undertakes to indemnify for all such losses and damages which are to be incurred by the LESSEE.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

11.8	PROVISION FOR ANTENNA:

The Lessor has made available to the LESSEE an area of              square feet of the terrace to install its antenna/s dish or tower or any other kind of communication devices which are desirable for the efficient functioning of LESSEE’s use of the Demised Premises.

12)	OTHER MUTUAL COVENANTS:

12.1	INSPECTION OF THE DEMISED PREMISES:

The LESSOR shall have the right to enter the Demised Premises for the purpose of inspecting the condition of the same or carrying out any repair after giving the LESSEE a written notice of 24 hours by hand delivery, as well as verbal notice of its intention of doing so provided however that the intended time of inspection is within the working hours of the LESSEE, except in cases of emergency when no notice shall be required. LESSOR shall give subsequent notice to LESSEE with 24 hours.

12.2	DEVELOPMENTS TO THE BUILDING AND OCCUPATION OF THE SAME BY OTHER OCCUPANTS/LESSEE:

The LESSEE shall not in any way obstruct the LESSOR from undertaking any future development proposed to be made in the SCHEDULE A PROPERTY and also developments to the buildings already constructed where occupants/LESSEE have occupied the same provided such development does not interfere with or obstruct the peaceful enjoyment of the Demised Premises or other common areas.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

12.3	DISPUTES:

Any controversy or claim or dispute or difference arising out of or relating to this Lease or interpretation of any provisions thereof or any breach or alleged breach thereof, shall be amicably settled between the parties by mutual discussions and resolve the said differences/disputes. In the event of the parties not arriving at an amicable decision to resolve the dispute/differences, the same shall be referred to a sole arbitrator appointed by the parties under mutual consent and the said arbitrator shall be a retired judge of the High Court. The arbitration proceedings shall be held in Bangalore. Judgment upon the award rendered may be entered in any court of competent jurisdiction for execution. The arbitration proceedings shall be governed by the provisions of the Arbitration and Conciliation Act, 1996.

12.4	SUSPENSION:

If the Demised Premises is destroyed or damaged by fire, flood, or in any other manner, becomes unfit for occupation or use, and upon receipt of notice from the LESSEE to this effect, the rent or a part thereof according to the nature and extent of the damage, shall be suspended till such time as the Demised Premises is once again rendered fit for occupation and use. If the Demised Premises, or any significant portion thereof, when it is rendered unfit for use and the same is not made fit for use within (30) days by the LESSOR, parties after mutual negotiation arrive at the decision to have the lease terminated and accordingly, LESSEE shall have the right to terminate this lease without obligation to make further payments.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

12.5	FORCE MAJEURE:

If the performance by either party, of any of its obligations hereunder is prevented, restricted or interfered with by reason of fire, or other casualties or accident, strike (being a national, regional or city wide strike) or labour dispute, war or other violence, any law or regulation of any Government (excluding those relating to any violation or non compliance with the rules and regulations governing construction and occupation of buildings), or any act or condition whatsoever beyond the reasonable control of such party (each such event shall be called a “Force Majeure” event), then such party shall be excused from such performance to the extent of such prevention, restriction or interference, provided, that such party shall give prompt notice within a period of 30 days to the other party of such Force Majeure in such notice, including a description, in reasonable specificity, of the cause of the Force Majeure. Such parties shall use reasonable efforts to avoid or remove such cause of non-performance and shall continue performance hereunder whenever such causes are removed. Any dispute arising in relation thereto shall be a dispute within the meaning of clause 12.3 herein before contained.

12.6	RENTAL DISCOUNTING:

The LESSEE shall not have any objection for the LESSOR to avail term loan from financial institutions, banks and other authorities by discounting the rentals receivable towards the Demised Premises under this Agreement. The LESSEE shall always cooperate by issuing such confirmation letters as and when required by the lender / LESSOR.

13)	TERMINATION:

i.	At the option of the LESSOR, in the event of the LESSEE having defaulted in the payment of the rentals for two months despite having received a written notice of default in this regard from the LESSOR and having failed to cure such default within 30 days from the date of such notice.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

ii.	In the event of the Lessor committing breach of any of the terms of this Lease, the LESSEE shall notify the Lessor of the breach and to rectify the same within a period of 60 days of such notice, failing which the LESSEE shall be entitled to terminate the lease by giving one month notice and shall hand over possession subject to refund of the Interest-Free Security Deposit amount and the amount in Initial Power Deposit and any other Deposit for Additional Power. In the event of the breach being on the part of the Lessor, the LESSEE shall not be bound by the terms of lock in period stipulated in clause 2.1 above.

iii.	By mutual consent of both parties duly recorded in writing on such terms as may be agreed upon.

iv.	By either party if any parry hereto defaults in the performance of any of its obligations under this Agreement and such default is not cured within 30 days from the date of receipt of written notice of default issued by the non-defaulting party in this regard. By either party, where any clause of this Agreement specifically provides for termination.

v.	If by operation of law and for the breach of the provisions contained in this Agreement by the LESSOR, the LESSEE is prevented from continuing the Lease.

vi.	By the LESSEE issuing [6] SIX Months prior written notice after the expiry of Initial Lock-in period of 3 years lease.

vii.	In the event of termination of the lease in any manner aforesaid, the LESSEE shall hand over vacant possession of the Demised Premises duly debonded with relevant certificates to the LESSOR in a condition as it was leased, excepting normal wear and tear, subject to the LESSOR not owing any money/amount to the LESSEE on any account whatsoever, unless the LESSEE is prevented from such handover by reasons of destruction/demolition of the Demised Premises. Upon termination for any reason other than pursuant to LESSEE’s breach, LESSEE shall owe no further amounts except for amounts owed for use of the Demised Premises by LESSEE prior to termination under these presents.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

viii.	Notwithstanding the above, LESSEE shall not have right to terminate the lease before expiry of Initial Term of lease of 3 years. In the event of such termination occurring, LESSEE undertakes to pay the monthly rental for the unexpired period of initial term of lease.

14)	NOTICES:

Notices to be provided under this Agreement shall be in writing and delivered to the address of the LESSOR as mentioned hereinabove and to the LESSEE at the Demised Premises (with copies to the attention of Mr. Ashutosh Pande, Managing Director, Al-A, Sector 16, Noida 201301, India, and shall be sent by hand delivery with acknowledgement obtained or through a recognized courier. Notice shall be deemed to have been received, in the case of hand delivery on the day after such delivery and in the case of courier, on the expiry of two days after the date on which such courier is sent.

15)	COSTS:

The parties shall each bear their respective legal, consultant or other costs incurred in respect of the drafting, negotiation, execution and registration of this Agreement. However, the expenses towards stamp duty and registration fee etc., in the event of registration of the Lease Deed, which shall be at LESSEE’s discretion, to be executed, are to be borne by the LESSEE.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

16)	HANDING OVER POSSESSION ON EXPIRY:

On the expiry of the lease period, the LESSEE shall hand over physical vacant possession of the Demised Premises to the LESSOR or its agent duly debonded with relevant certificates from STPI and Customs in the same condition under which has been let-out and as it has received it, normal wear and tear excepted, subject to simultaneous refund of balance security deposit due to be paid to the LESSEE and power deposit by the LESSOR to the LESSEE. Notwithstanding any thing to the contrary contained or implied herein, all improvements made by the LESSEE to the Demised Premises and fixtures installed at the Demised Premises shall always remain the property of the LESSEE and the LESSEE shall remove the fixtures and other improvements at the time of handing over vacant possession of the Demised Premises and restore the Demised Premises to the condition as it was leased. However, the LESSEE shall take utmost care while removal of its furniture and fixtures and any damage caused to the Demised Premises while its removal, LESSEE shall restore the damages at its cost and expenses, normal wear and tear excepted.

However, at the time of handing over of the physical vacant possession of Demised Premises and the LESSEE is unable to remove such of the improvements made by it and the fixtures installed within the Demised Premises, the LESSEE may leave behind such improvements and fixtures within the Demised Premises for which the LESSOR is not obligated to make any payment.

17)	WHOLE AGREEMENT:

This Agreement together with the annexed Schedule executed by the parties hereto constitutes the entire agreement between the parties with respect to the subject matter hereto and supersedes and cancels all previous agreement, negotiations, thereof.

18)	MODIFICATIONS:

The parties may, by mutual consent, add, delete or modify any of the terms and conditions of this Agreement. Such addition, deletion and modification shall be recorded by the Parties in writing.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

19)	WAIVER:

No forbearance, relaxation or inaction by any party at any time to require the performance of any provision of this Agreement shall in any way affect, diminish or prejudice the right of such party to require the performance of that or any other provision of this Agreement or be considered to be a waiver of any right, unless specifically agreed in writing.

20)	SEVERABILITY:

In the event of any provision of this Agreement being held or becoming invalid, unenforceable or illegal for any reason, this Agreement shall remain otherwise in full force apart from the said provision, which will be deemed deleted. The Parties shall however attempt to replace the deleted provision with a legally valid provision that reflects the same purpose of the deleted provision to the greatest extent possible.

21)	GOVERNING LAW:

This Agreement shall be governed in all respects by the laws of India.

22)	COUNTERPARTS:

This Agreement may be executed in more than one counterpart, all of which shall be considered one and the same Agreement and each of which shall be deemed as original. The original stamped and registered (if LESSEE so chooses) Agreement shall be retained by the LESSEE.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

SCHEDULE “A” REFERRED TO ABOVE

All that piece and parcel of property bearing Corporate No. 4/1, Bannerghatta Road, Ward No. 63, Bangalore Measuring 13 acres, 13.5 guntas or 5,81,981 sq.ft. and bounded as follows:

East by	:Property belonging to Dharmaram College.

West by	:Bangalore, Bannerghatta Road.

North by	:Property belongs to Dharmaram College & MORZARIA Industrials Estate.

South by	:Private Property occupied by Sagar Automobile, Band Box and Choultries.

SCHEDULE “B” REFERRED TO ABOVE

All that piece and parcel of immovable property being the office space situated in Level 9 Office Floor (10th Floor) of Tower C of IBC Knowledge Park, measuring 26,223 sqft (subject to actual joint measurement) together with 50 designated car parks (surface/basement).

In witness WHEREOF the FIRST PARTY and the SECOND PARTY have signed this Agreement on the day, month and year first above mentioned in the presence of the following Witnesses:

WITNESSES		For IBC Knowledge Park Pvt. Ltd.

1. Impulsesoft India Private Limited		LESSOR

	/s/ K. Srikrishna	/s/ Yunus Zia
Director

2.	/s/ M. Khalid	LESSEE

	IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Ashutosh Pande
Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

ANNEXURE 1

[Floor Plan of the Demised Premises]

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

ANNEXURE 2

(CAR PARK PLAN)

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

ANNEXURE 3

(Maintenance of common areas and amenities)

Maintenance Services and Facilities for tower ‘C’

The maintenance services and facilities provided in the demised premises shall include the following:

ITEM NO. 1

IBC Knowledge Park shall ensure and maintain all Common Area of the project which includes:

•

Drive ways, path ways, podium, landscaped areas, services, common HT/LT rooms for all tenants/owners, sewage/drainage and water treatment plants, water bodies, compound wall, tube wells, common electrification of the park, staircases, lift machine rooms, security rooms, common ducts, over head tanks, sump tanks, visitor car/scooter parking.

•	Common lift lobbies and terraces.

•	Common area Fire Hydrant/Fighting System.

•	Basement, terraces unless and other wise exclusively earmarked for the usage of the LESSEE.

•	Structure Glazing.

•	Ducts for the following have been provided viz.

•	Lighting and ventilation.

•	Common Water supply through bore wells.

The description of the maintenance of the common area General Maintenance charges includes the following:

•	Operation and maintenance of all common equipment installed / to be installed in the project by IBC Knowledge Park for common use of all Lessees/Owners.

•	Power and power back up for the common areas of the IBC Knowledge Park.

•	Periodic maintenance of the elevators installed in Tower ‘C’.

•	Maintenance of common RMU and Transformer yard for all Lessees/Owners of the park.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

•	Providing water for all purposes @ 50 liters per capita / day per person as per National Building Code.

•	Maintenance of the bore wells and associated pumps within IBC Knowledge Park

•

Maintenance of basic infrastructure of all plumbing and Sanitary lines in the respective service duct built by it, excluding the ducts utilized and built by LESSEE viz., pantry, fire, electrical, sanitation, communication, A/C etc.

•	All common & external areas maintenance services of surface podium of the Park.

•

Maintenance of landscaped areas, compound wall lighting, tube well, sewerage, roads and paths and any other Maintenance Services within the boundary of the building and the project IBC Knowledge Park. However, in the event of any of the above areas are exclusively used by the LESSEE, the same shall be maintained by the LESSEE.

•

Painting, necessary replacements of Common lights / bulbs / other equipment in the common areas of the Building by IBC Knowledge Park, but excluding cost of maintenance, cleaning, painting and necessary replacements of lights / bulbs / other equipment located in the designated basements of the Building by the LESSEE.

•	Security services at all egress and ingress points excluding manning of basement car parking of the LESSEE.

•	Maintenance of sewage and water treatment plant and Common garbage disposal for IBC Knowledge Park.

•	Sub Panel for the common area of the park.

•	Pest Control in the common areas in and around the Towns ‘C’.

•	Insurance of the building.

ITEM NO. 2 – TO BE MAINTAINED BY LESSEE AT ITS COST AND EXPENSES

Exclusive areas identified for Level 9 Office Floor (10th Floor) – Tower ‘C’.

•	Lift lobby at Level 9 office floor (10th floor) exclusively used by the LESSEE.

•	Balcony areas.

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director

[IMAGE - GOVERNMENT OF KARNATAKA REGISTRATION STAMP Rs. 100]

ANNEXURE IV

STATEMENT OF RENT, MAINTENANCE

Description	Area	Rent psfpm		Rent P.m.
Rent	26,223	Rs.	36	Rs.	9,44,028
			(first 3 years)
Car park	50 Nos.	Rs.	1,750/-	Rs.	87,500
Maintenance Charges	26,223	Rs.	4.50	Rs.	1,18,004
			(first 3 years)

STATEMENT OF RENT, MAINTENANCE (First Renewed Term)

Description	Area	Rent psfpm			Rent P.m.
Rent	26,223	Rs.	42.48		Rs.	11,13,953
			(second 3 years	)
Car park	50 Nos.	Rs.	1,750/-		Rs.	87,500

STATEMENT OF RENT, MAINTENANCE (Second Renewed Term)

Description	Area	Rent psfpm		Rent P.m.
Rent	26,223	Rs.	50.13	Rs.	13,14,559
			(third 3 years)
Car park	50 Nos.	Rs.	1,750/-	Rs.	87,500

SECURITY DEPOSIT, POWER DEPOSIT (REFUNDABLE)

Description	Area in sft.		Rent psfpm		Months	Amount
fitted out space	26,223		Rs.	9,44,028	12	Rs.	1,13,28,336
Power Deposit	100	kva	Rs.	12,500/kva		Rs.	12,50,000
Total						Rs.	1,25,78,336

For IBC Knowledge Park Pvt. Ltd.	SiRF Technology (India) Pvt. Ltd.

/s/ Yunus Zia	/s/ Ashutosh Pande
Director	Director